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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                               September 14, 2005
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         PACIFIC PEAK INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

                                   000-1084133
                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   90-0093439
                      (IRS Employer Identification Number)

   520 South Fourth Avenue, Suite 400
          Louisville, Kentucky                                        40202-2577
(Address of principal executive offices)                              (ZIP Code)

                              Richard T. Clark, CEO
                         Pacific Peak Investments, Inc.
                       520 South Fourth Avenue, Suite 400
                            Louisville, KY 40202-2577
                     (Name and address of agent for service)

                                 (502) 376-8420
          (Telephone number, including area code of agent for service)

                         Pacific Peak Investments, Inc.
                          4020 Birch Street, Suite 103
                             Newport Beach, CA 92660
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
          -------------------------------------------------------------
                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. On September 14, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Bruce MacGregor, the President, Chief Executive Officer and Director, submitted his resignation as President, Chief Executive Officer and Director for personal reasons. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Richard T. Clark to serve as President, Chief Executive Officer and Director. Mr. Clark was elected as President, Chief Executive Officer and Director and Mr. Clark has accepted all appointments. His biographical information is:

         Richard Clark works at Clark Capital Corp. where he specializes in public company corporate restructurings, including bankruptcies and tax arbitrage. Mr. Clark has worked with Clark Capital Corp. since 1992.
         Prior to Clark  Capital  Corp.,  Mr.  Clark  worked  as an  independent broker-dealer dealing in corporate finance at S.C. Costa Co. Previously, Mr. Clark was a Vice-President at Dean Witter Reynolds and Rotan Mosle, Inc and a stock broker with Harris Uphan & Co. Mr. Clark received a B.A. in English and an M.B.A. in Finance, both from the University of Tulsa.

On September 14, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Bernie Gurr, the Vice President, Chief Financial Officer, Treasurer and Secretary, submitted his resignation as Vice President, Chief Financial Officer, Treasurer and Secretary for personal reasons. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Bryce Knight to serve as Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Knight was elected as Vice President, Chief Financial Officer, Treasurer and Secretary and Mr. Knight has accepted all appointments. His biographical information is

         Bryce Knight presently serves as a managing member of Practical Business Concepts, LLC, a Louisville, Kentucky based corporate strategy and financial consulting firm. Mr. Knight is also President of GloTech Industries, a Delaware Corporation specializing in illuminated safety apparel utilizing electroluminescent light technology. Previously, Mr. Knight worked with General Electric as finance analyst for its consumer products division and with Robert Bosch Tool Corporation in the Marketing Department. Mr. Knight graduated with honors from Bellarmine University with a Business Administration degree and will also receive his M.B.A. from Bellarmine.

On September 14, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Read Worth, a Director, submitted his resignation as Director for personal reasons. There was no dispute or disagreement with the Company or the other Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Ross Silvey to serve as Director. Mr. Silvey was elected as Director and Mr. Silvey has accepted the appointment. His biographical information is:

         Mr. Silvey has owned and operated franchised automobile businesses, finance companies and insurance companies for over 30 years.

         He has taught as an adjunct or full-time professor for most of the courses in the upper division and MBA programs at Tulsa University, Oral Roberts University, Langston University, and Southern Nazarene University. His formal education is an MBA from the Harvard Business School. He has also been awarded the Ph.D. degree from the Walden Institute of Advanced Studies.

On September 14, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Kenneth Wiedrich, a Director, submitted his resignation as Director for personal reasons. There was no dispute or disagreement with the Company or the other Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Terry Turner to serve as Director. Mr. Turner was elected as Director and Mr. Turner has accepted the appointment. His biographical information is:

         Terry  Turner is a  Director  of  American  Resource  Management,  Inc.
         (ARMM). Previously, Mr. Turner was a Director of Struthers Industry, Inc. Mr. Turner has been a restaurant owner in Tulsa, Oklahoma for 35 years. Mr. Turner received a B.S. in Business Administration from the University of Arkansas in 1969.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of Business Acquired

        None.

    (b) Pro Forma Financial Statements

        None

    (c) Exhibits

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Louisville, Kentucky on the 11th day of October 2005.

                                    Pacific Peak Investments, Inc.




                                    By:  /s/ Richard T. Clark
                                       -----------------------------------------
                                       Richard T. Clark, Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibits

        None.